SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 17, 2004


       AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of the ARMS II Global Fund 2)


                AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      333-108887                                        Not Applicable
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Level 6, 12 Castlereagh Street,Sydney, New South Wales,Australia  Not Applicable
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)


                                  612-9225-0800
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 30, 2003, Australian Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the ARMS II Global Fund 2 (the "Fund"), publicly issued US$1,000,000,000 of Class A Mortgage Backed Floating Rate Bonds due October 10, 2034 (the "Bonds") pursuant to a registration statement (No. 333-108887) declared effective on October 23, 2003. Australian Securitisation Management Pty Limited was the manager for the issuance of the Bonds. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Bonds.

         On January 12, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On April 13, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On July 12, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT  NO.     EXHIBIT NO.                 DESCRIPTION
------------     --------------              -----------

    1                 99        Bondholders Report Related to the July 12, 2004
                                Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the ARMS II Global Fund 2, by the undersigned, thereunto duly authorized.

                                  Australian Securitisation Management Pty
                                  Limited, (in its capacity as trust manager for the ARMS II Global Fund 2)
                                  (Registrant)


Dated: August 16, 2004


                              By:   /S/  LINDA LAZNIK
                                 -----------------------------------------------
                                 Name:   Linda Laznik
                                 Title:  Treasurer

                                INDEX OF EXHIBITS



               ITEM 601(A) OF
EXHIBIT        REGULATION S-K
NUMBER         EXHIBIT NO.          DESCRIPTION                            PAGE
-------        --------------       -----------                            ----

Exhibit 1      99                   Bondholders Report Related               1
                                    to the July 12, 2004 Distribution